Purchase, Payoff and Termination Agreement

This PURCHASE, PAYOFF AND TERMINATION AGREEMENT (as the same may be amended, modified or supplemented, this "Agreement") is entered into as of February 7, 2007, by and among BJ SERVICES EQUIPMENT, L.P., a Delaware limited partnership (the "Partnership"), BJ SERVICES COMPANY, U.S.A., a Delaware corporation ("BJ USA" or "Indemnitor," and in its capacity as general partner of the Partnership, the "General Partner"), BJ SERVICES OPERATING & MAINTENANCE COMPANY, L.L.C., a Delaware limited liability company (the "Operator"), BJ SERVICES, L.L.C., a Delaware limited liability company (the "Affiliated Partner"), and BJ SERVICES COMPANY, a Delaware corporation (the "Guarantor" and together with BJ USA, the Operator, the Service Taker, the Affiliated Partner and the Partnership, collectively, the "BJ Parties"); BANC OF AMERICA LEASING & CAPITAL, LLC, a Delaware limited liability company (successor to BA Leasing & Capital Corporation, a California corporation), NATIONAL CITY COMMERCIAL CAPITAL COMPANY, LLC, an Indiana limited liability company (successor to National City Leasing Corporation, a Kentucky corporation), and TRANSIT LEASING CORPORATION, a Delaware corporation (collectively, the "Beneficiaries"); GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY, a Colorado corporation, AIG SUNAMERICA LIFE ASSURANCE COMPANY, an Arizona corporation (formerly known as, and doing business as, Anchor National Life Insurance Company), SUNAMERICA LIFE INSURANCE COMPANY, an Arizona corporation (including as successor by merger to CalAmerica Life Insurance Company (formerly CalFarm Life Insurance Company) and to John Alden Life Insurance Company, AXA EQUITABLE LIFE INSURANCE COMPANY, a New York corporation (formerly known as The Equitable Life Assurance Society of the United States), AXA LIFE AND ANNUITY COMPANY, a Colorado corporation (formerly known as The Equitable of Colorado, Inc.), and THE UNION CENTRAL LIFE INSURANCE COMPANY, an Ohio corporation (collectively, the "Holders"); WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association (formerly known as First Security Bank, National Association), not in its individual capacity except as expressly provided in the "Transaction Documents" (hereinafter defined) (the "Nonaffiliated Partner Trustee"); and U.S. BANK, N.A., a national banking association as successor to State Street Bank and Trust Company, not in its individual capacity except as expressly provided in the Transaction Documents (the "Indenture Trustee"). Capitalized terms used herein without definition shall have the meanings assigned to such terms in Appendix A to the "Participation Agreement" (hereinafter defined).

WITNESSETH:

WHEREAS, the BJ Parties, the Beneficiaries (or their respective predecessors in interest), the Holders (or their respective predecessors in interest), the Nonaffiliated Partner Trustee and the Indenture Trustee entered into that certain Participation Agreement dated as of August 7, 1997 (as the same may have been amended, modified, supplemented, or otherwise changed from time to time, the "Participation Agreement");

WHEREAS, pursuant to the Participation Agreement, the parties thereto respectively entered into the Basic Documents (the Basic Documents, as the same may have been amended, modified, supplemented or otherwise changed from time to time, together with any and all other agreements, instruments and other documents entered into in connection with the transactions contemplated by the Basic Documents, but excluding this Agreement, the "Transaction Documents");

WHEREAS, the parties hereto (collectively, the "Parties" and each, a "Party") have agreed, and hereby agree, to enter into this Agreement and consummate the transactions contemplated hereby (collectively, the entering into this Agreement and the transactions contemplated hereby, the "New Transactions") as of the "Closing Date" (hereinafter defined), notwithstanding that the New Transactions are not provided for in the Transaction Documents; and

WHEREAS, the Parties wish to set forth herein the terms and provisions of the New Transactions;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Parties hereby agree as follows:

    Sale and Purchase of Partnership Interest. Nonaffiliated Partner, acting herein through Nonaffiliated Partner Trustee, hereby agrees to sell and transfer to General Partner, and General Partner hereby agrees to purchase and accept from Nonaffiliated Partner, on and as of the Closing Date, the Partnership Interest of Nonaffiliated Partner. THE SALE AND TRANSFER OF THE PARTNERSHIP INTEREST OF NONAFFILIATED PARTNER TO GENERAL PARTNER IS WITHOUT RECOURSE, REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, BY OR AGAINST NONAFFILIATED PARTNER OR ANY BENEFICIARY, EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN THE "ASSIGNMENT OF PARTNERSHIP INTEREST" (hereinafter defined).

    Purchase Price; Payment. General Partner agrees to pay by not later than 11:00 a.m. New York time on February 9, 2007, the "Closing Date" (hereinafter defined) the aggregate sum of Forty-seven Million Seven Hundred Fifty-five Thousand Three Hundred Ninety-five and 28/100 Dollars (U.S.$47,755,395.28) (the "Purchase Price") to the Indenture Trustee in immediately available funds by wire transfer in accordance with the Indenture Trustee's wire instructions set forth in Schedule 1 hereto in exchange and consideration for the sale and transfer by Nonaffiliated Partner of its Partnership Interest comprising (i) Thirty Million Five Hundred Sixty-Seven Thousand Five Hundred Sixty-seven and 40/100 Dollars (U.S.$30,567,567.40) in the aggregate in respect of amounts payable to the Indenture Trustee and the Holders as more particularly set forth in Schedule 2 hereto and (ii) Seventeen Million, One Hundred Eighty-seven Thousand Eight Hundred Twenty-seven and 88/100 Dollars (U.S.$17,187,827.88) in the aggregate in respect of amounts payable to the Nonaffiliated Partner Trustee and the Beneficiaries as more particularly set forth in Schedule 3 hereto. As used herein, the term "Dollars" and "U.S.$" shall mean the legal currency of the United States of America.

    Undertaking by Indenture Trustee to Remit Amounts. Indenture Trustee hereby undertakes and agrees to receive the Purchase Price from General Partner for the respective accounts of itself, the Holders, the Nonaffiliated Partner, the Nonaffiliated Partner Trustee and the Beneficiaries and to remit to each the amounts payable to each of them as specified in Schedules 2 and 3 hereto by wire transfer of immediately available funds in accordance with the wire instructions of such institutions set forth in Schedule 4 hereto.

    Satisfaction of Obligations; Payoff and Release. Subject to the provisions of Section 5 below, each of the specified Parties hereto hereby agrees as follows:

      Holders of Outstanding Notes. Each Holder severally (and not jointly) acknowledges and agrees that upon receipt of the amount set forth opposite its name in Schedule 2 hereto, (i) all Obligations and any and all other obligations, whether now owed or due to it or that at anytime hereafter become owed or due to it, under or pursuant to the Transaction Documents, including, without limitation, in respect of the Current Principal Amount, accrued interest thereon (to, but not including, the Closing Date), Premium and any and all other Secured Obligations, have been paid and satisfied in full (except to the extent set forth in Section 5 below), (ii) it shall, and hereby does, direct the Indenture Trustee to apply the Purchase Price in accordance with Section 3.2 of the Indenture and it hereby releases and discharges all of its right, title and interest in and to the Indenture Estate, (iii) it shall, and hereby does, direct the Indenture Trustee to release, discharge and terminate the Indenture (except to the extent set forth in Section 5 below) and all Liens created thereunder or under any other Transaction Document encumbering the Indenture Estate, and (iv) it shall, and hereby does, authorize and direct the Indenture Trustee to take such further actions and execute such further documents or agreements to evidence or effectuate such release, discharge or termination as the Indenture Trustee may reasonably determine, including executing such additional instruments acknowledging satisfaction and discharge of the Indenture in respect of the Notes and the Indenture Estate, returning to the General Partner any and all certificates of title with respect to the Units, together with such completed forms and other documentation as may be required to remove the notation of the Indenture Trustee's Lien thereon, all certificates evidencing the Nonaffiliated Partner's Partnership Interest and all certificates evidencing the General Partner's Partnership Interest that are in its possession and authorizing the General Partner to prepare and file appropriate termination statements with respect to any and all Uniform Commercial Code ("U.C.C.") Financing Statements evidencing or perfecting the Liens created under the Indenture or under any other Transaction Document and to and to take all steps and actions necessary or appropriate to cause the Lien of the Indenture Trustee noted on the certificates of title of the Units to be removed therefrom (provided that in no event shall the Indenture Trustee execute or deliver any agreement or undertaking that releases or terminates the provisions of the Basic Documents described in Section 5 below or this Agreement (whether in whole or in part) or that imposes on any Holder, or subjects any Holder, to any obligation to which such Holder has not expressly consented, and (v) it shall, and hereby does, discharge the Indenture Trustee and the Nonaffiliated Partner Trustee from their respective obligations with respect to the Notes (except as set forth in Section 10.2 of the Indenture).

      Beneficiaries. Each Beneficiary severally (and not jointly) acknowledges and agrees that upon receipt of the amount set forth opposite its name in Schedule 3 hereto, (i) all Obligations and any and all other obligations, whether now owed or due to it or that at anytime hereafter become owed or due to it, under or pursuant to the Transaction Documents, including, without limitation, in respect of all Priority Distributions, Supplemental Distributions and Special Distributions, have been paid and satisfied in full (except to the extent set forth in Section 5 below), (ii) it shall, and hereby does, authorize and direct the Nonaffiliated Partner Trustee to instruct the Indenture Trustee to return to the General Partner any and all certificates of title with respect to the Units, together with such completed forms and other documentation as may be required to remove the notation of the Indenture Trustee's Lien thereon, and all certificates evidencing the General Partner's Partnership Interest (and further agrees to return to the General Partner promptly following receipt from the Indenture Trustee of the confirmation specified in clause (e)(ii) of this Section 4 any of the same that are in its possession), (iii) it shall, and hereby does, authorize the Nonaffiliated Partner Trustee to execute and deliver to the General Partner an Assignment of Partnership Interest substantially in the form attached as Exhibit A hereto (the "Assignment of Partnership Interest"), (iv) it shall, and hereby does, authorize and direct the Nonaffiliated Partner Trustee to take such further actions and execute such further documents or agreements to evidence or effectuate such sale and transfer of the Nonaffiliated Trustee's Partnership Interest as the Nonaffiliated Partner Trustee may reasonably determine (provided that in no event shall the Nonaffiliated Partner Trustee execute or deliver (or direct the Indenture Trustee to execute and deliver) any agreement or undertaking that releases or terminates the provisions of the Transaction Documents described in Section 5 below or this Agreement (whether in whole or in part) or that imposes on the Nonaffiliated Partner, the Nonaffiliated Partner Trustee or any Beneficiary, or subjects any of the Nonaffiliated Partner, the Nonaffiliated Partner Trustee or any Beneficiary, to any obligation to which the Nonaffiliated Partner, the Nonaffiliated Partner Trustee or such Beneficiary has not expressly consented), and (v) it shall, and hereby does, authorize and direct the Nonaffiliated Trustee to wind-up, dissolve and liquidate the Trust in accordance with the Trust Agreement as promptly as reasonably practical following the Closing Date.

      Nonaffiliated Partner Trustee. The Nonaffiliated Partner Trustee acknowledges and agrees that upon receipt of the amount set forth opposite its name in Schedule 3 hereto, (i) all Obligations and any and all other obligations, whether now owed or due to it or that at anytime hereafter become owed or due to it, including, without limitation, in respect of all Priority Distributions, Supplemental Distributions and Special Distributions, have been paid and satisfied in full (except to the extent set forth in Section 5 below), (ii) all amounts owed to it by the Beneficiaries in respect of Section 6.2 of the Trust Agreement (except to the extent set forth in Section 5 below) have been paid and satisfied in full, (iii) it shall, and hereby does, authorize and direct the Indenture Trustee to return to the General Partner any and all certificates of title with respect to the Units, together with such completed forms and other documentation as may be required to remove the notation of the Indenture Trustee's Lien thereon, (iv) it shall execute and deliver (or cause to be executed and delivered) to General Partner the Assignment of Partnership Interest, together with any and all certificates evidencing its Partnership Interest that are in its possession, promptly following receipt from the Indenture Trustee of the confirmation specified in clause (e)(ii) of this Section 4, and (v) it shall, and hereby does, authorize and direct the Indenture Trustee to return to the General Partner all certificates evidencing the Nonaffiliated Partner's Partnership Interest that are in the possession of the Indenture Trustee.

      Indenture Trustee. The Indenture Trustee acknowledges and agrees that upon confirmation of receipt, respectively, by (x) itself and each Holder of the amounts respectively set forth opposite their names in Schedule 2 hereto and (y) the Nonaffiliated Partner Trustee and each Beneficiary of the amounts respectively set forth opposite their names in Schedule 3 hereto (i) all Obligations and any and all other obligations, whether now owed or due to it or that at anytime hereafter become owed or due to it, under or pursuant to the Transaction Documents, including, without limitation, in respect of the Secured Obligations, have been paid and satisfied in full (except to the extent set forth in Section 5 below), (ii) it shall, and hereby does, release, discharge and terminate the Indenture and the Liens created thereunder or under any other of the Transaction Documents encumbering the Indenture Estate, (iii) it shall promptly deliver to the General Partner all certificates of title with respect to the Units, together with such completed forms and other documentation as may be required to remove the notation of the Indenture Trustee's Lien thereon, all certificates evidencing the Nonaffiliated Partner's Partnership Interest that are in the possession of Indenture Trustee and all certificates evidencing the General Partner's Partnership Interest that are in the possession of Indenture Trustee and (iv) it shall, and hereby does, authorize the General Partner to prepare and file termination statements with respect to any and all U.C.C. Financing Statements evidencing or perfecting the Liens created under the Indenture or any other Transaction Document and to take all steps and actions necessary or appropriate to cause the Lien of the Indenture Trustee noted on the certificates of title of the Units to be removed therefrom.

      Undertaking to Confirm Receipt. Each Holder, each Beneficiary and Nonaffiliated Partner Trustee agrees severally (and not jointly) to give the Indenture Trustee and the General Partner confirmation of its receipt of the amount payable to it pursuant to Section 2 above by no later than the Business Day next following such receipt. The Indenture Trustee agrees to give (i) the General Partner confirmation of its receipt of the Purchase Price by no later than the Business Day next following such receipt and (ii) the General Partner, the Nonaffiliated Partner Trustee and the Beneficiaries confirmation of its receipt of all of the confirmations described in the foregoing sentence of this clause (e) by no later than the Business Day next following such receipt.

    Termination; Indemnities.

      Each of the Parties hereto acknowledges and agrees, notwithstanding anything herein or in the Transaction Documents to the contrary, that from and after the Closing Date, all Transaction Documents other than the Tax Indemnity Agreements (as the Tax Indemnity Agreements shall be amended pursuant to clauses (i) through (iii) of Section 5(c) hereof) and the Trust Agreement (each of which shall survive this Agreement and the consummation of the New Transactions) shall be terminated and of no further force and effect; provided, however, that notwithstanding anything herein to the contrary (i) each of the Parties acknowledges and agrees that, to the fullest extent permitted by applicable law and subject to the above-referenced amendments to the Tax Indemnity Agreements, all of the indemnities made in any of the Transaction Documents by any party thereto (and any other provision, if any, of any of the Transaction Documents that by its express terms survives the termination of such Transaction Document), as such provisions are amended or otherwise modified hereby, shall survive the performance of the New Transactions and the release, termination and discharge of all or any portion of such Transaction Document in accordance herewith to the extent expressly set forth in the relevant Transaction Document and (ii) for the avoidance of doubt, the Guaranty shall survive the performance of the New Transactions and the release, termination and discharge of all or any portion of any Transaction Document to the extent of any Obligations guaranteed thereunder that survive the same in accordance with the foregoing clause (i) as such Obligations are amended or otherwise modified hereby.

      In furtherance of the first paragraph of the foregoing Section 5(a), each of the Parties hereto acknowledges and agrees that (i) the New Transactions (and the Purchase Price received thereunder) shall be treated for purposes of all indemnification provisions (and any other surviving provisions) of the Transaction Documents described in Section 5(a) as if the New Transactions (and the Purchase Price received thereunder) constitute an exercise of the ET Right pursuant to the Partnership Agreement, (ii) the Purchase Price does not include any amount in respect of any sales, use, excise, transfer, gross receipts or any other similar taxes, fees or charges and any interest and penalties related thereto that may be imposed by a governmental jurisdiction with respect to the sale or purchase of the Nonaffiliated Partner's Partnership Interest pursuant to this Agreement, and (iii) the New Transactions shall not constitute a voluntary transfer or disposition for purposes of Section 7.1(c)(iv) of the Participation Agreement.

      Each of the Beneficiaries severally (and not jointly) further acknowledges and agrees that notwithstanding anything to the contrary set forth in its respective Tax Indemnity Agreement, (i) the New Transactions shall be deemed to be "Excluded Events" within the meaning of Section 6 of each Beneficiary's Tax Indemnity Agreement with respect to which such Beneficiary is not entitled to indemnification thereunder, (ii) from and after the Closing Date, the "Lump-Sum Amount" with respect to any "Tax Loss" (as each such term is defined in each Tax Indemnity Agreement) owed by Indemnitor shall not be computed to preserve each respective Beneficiary's Net Economic Return, but shall instead be computed by applying the underpayment rate under Section 6621 of the Code, as established from time to time, to any income tax deficiency (an "Income Tax Deficiency") resulting from such Tax Loss and (iii) the Tax Savings described in the final sentence of this Section 5(c) will be deemed to be realized by a Beneficiary on the date of the filing of its federal tax return for the tax year reflecting such Tax Savings. It is expressly acknowledged and agreed by each of the Beneficiaries and Indemnitor that the foregoing provisions shall amend the Tax Indemnity Agreement executed by and between such Beneficiary and Indemnitor.

      For the avoidance of doubt and by way of example of the application of the Tax Indemnity Agreements as amended hereby, if a Tax Loss occurs which increases the taxable income of a Beneficiary (including gain or recapture) or reduces income tax deductions, losses or credits of a Beneficiary and such Tax Loss results in an increase in such Beneficiary's outside basis in the Partnership so as to reduce subsequent gain (a "tax savings" within the meaning of Section 4 of the Tax Indemnity Agreements; herein, a "Tax Savings") recognized on, or as of, the Closing Date by a corresponding amount, then, to the extent of such Tax Savings, the obligations of the Indemnitor with respect to such Tax Loss shall be to pay to such Beneficiary an amount equal to (i) the underpayment rate described in the first sentence of this Section 5(c) times (b) the amount of any Income Tax Deficiency (computed by applying the income tax rate prescribed by the Tax Indemnity Agreement with respect to such Tax Loss to the relevant Income Tax Deficiency taking into account the date or dates on which any payment of taxes would be due pursuant to Section 3.2 of the Tax Indemnity Agreement and, if invoked, the contest provisions of the Tax Indemnity Agreement).

      The Parties expressly acknowledge and confirm that it is not their intention to create herein any additional indemnification obligations, but, instead, to acknowledge the terms of certain surviving provisions already expressed in the Transaction Documents executed prior to the date hereof (subject, however, to the above-referenced amendments to the Tax Indemnity Agreements and the above-referenced applicability of such surviving provisions to the New Transactions as herein set forth) as if the New Transactions constitute an exercise of the ET Right pursuant to the Partnership Agreement.

    The Affiliated Partner and BJ USA Authorized to Dissolve Partnership. At the time of the execution and delivery hereof, it is the intention of the Affiliated Partner and BJ USA to terminate, dissolve and wind-up the affairs of the Partnership (collectively, the "Dissolution") following the Closing Date and in connection therewith, to file the Partnership's final federal and state tax returns and make all such other filings, execute all such other documents and take all such other steps as may be necessary or appropriate in connection with the Dissolution, including, without limitation, to remove the Partnership from all federal, state and other records. Each of the Parties hereby acknowledges the Affiliated Partner's and BJ USA's intentions set forth in the foregoing sentence.

    Mutual Release Under Transaction Documents. Each Party, in consideration of the payment referenced above and the consummation of the New Transactions, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, does hereby release, acquit and discharge each other Party and such Party's parent companies, subsidiaries, affiliates, successors and assigns and their respective agents, servants, partners, shareholders, members, employees, officers, directors, consultants, attorneys, and insurers (collectively, the "Released Parties") from any and all claims, demands, causes of action, lawsuits, damages, obligations, direct or indirect costs, expenses, attorneys' fees and all other liabilities in law or in equity, of whatever kind, character or nature whatsoever, whether legal, equitable or statutory, whether known or unknown, and whether now in existence or arising in the future, in any way pertaining or related to, arising out of or otherwise in connection with, the Transaction Documents or the transactions contemplated thereby, except in the case of (i) any term or provision of the Transaction Documents (as amended hereby) that survives the termination thereof in accordance with Section 5 hereof and (ii) obligations of any Party set forth in this Agreement or any breach or default under this Agreement (which shall not be released, acquitted or discharged under this Section 7).

    Covenant to Provide Tax Information; Inspection of Records. Notwithstanding the Dissolution of the Partnership, the General Partner, as continuing Tax Matters Partner for the Partnership, hereby agrees to:

      prepare and provide to the Nonaffiliated Partner Trustee and each Beneficiary, at the Partnership's or General Partner's sole cost and expense, tax records, filings, information and reports with respect to all tax or fiscal periods during which Nonaffiliated Partner owned its Partnership Interest;

      until the applicable statute of limitations shall have expired, permit Nonaffiliated Partner Trustee or any Beneficiary to review, inspect and copy (collectively, "Review") (at Nonaffiliated Partner Trustee's or such Beneficiary's expense) at General Partner's offices, the financial or tax books, records and reports and tax returns of the Partnership during regular business hours following reasonable prior written notice to the General Partner of at least five (5) Business Days so long as such Review does not interfere with the normal conduct of General Partner's business; and

      to retain and maintain all financial or tax books, records and reports and tax returns pertaining to the Partnership for so long as the applicable statute of limitations shall require.

    Consent of Parties. For the avoidance of doubt, to the extent that the agreements or undertakings of any Party set forth in this Agreement require the consent or approval of any other Party pursuant to the Transaction Documents, each Party hereto hereby acknowledges and consents to such agreements or undertakings.

    Further Assurances. Each of the Parties hereby agrees to execute all such other agreements, instruments and other documents and take all such further action as may be necessary or appropriate in order to effect the terminations and purposes and effects contemplated by this Agreement or the New Transactions.

    Effectiveness. This Agreement shall become effective upon the receipt by the Indenture Trustee of an executed and delivered counterpart hereof by each of the BJ Parties, Nonaffiliated Partner, Nonaffiliated Partner Trustee, Indenture Trustee, each Holder and each Beneficiary.

    Entire Agreement. This Agreement contains the entire agreement among the Parties as to the subject matter hereof, and there are no other oral, written, express or implied promises, agreements or representations not specified in this Agreement with regard to the subject matter hereof. The Parties also agree that all the terms of this Agreement are contractual and not a mere recital.

    Amendment and Waiver. No amendment or waiver of any provision of this Agreement, nor consent to any departure therefrom, shall in any event be effective, unless the same shall be in writing and signed by (i) in the case of any amendment, all of the Parties and (ii) in the case of a waiver of any provision benefiting a particular Party, such particular Party, and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

    Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law; but if any provision of this Agreement or the application thereof to any party or circumstance is prohibited by or invalid under applicable law, that provision shall be effective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or the application of such provision to other parties or circumstances.

    Construction. This Agreement has been arrived at after thorough bargaining and negotiations. The language of this Agreement is a product of the mutual effort of the Parties. This Agreement shall be construed fairly as to all Parties; it shall not be construed for or against any Party on the basis or the extent to which that Party participated in the drafting of this Agreement.

    Pronouns and Plurals; Interpretation. Whenever the context may so require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. When used herein "includes," "including" and "include" shall be deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import.

    Attorneys' Fees and Costs. Each party will pay its own attorneys' fees and costs, and all expenses incurred with regard to this Agreement; provided, however, that if any Party is found by a court of competent jurisdiction to have breached the terms and conditions contained in this Agreement, then such breaching Party shall pay the reasonable attorneys' fees and damages that the prevailing party has incurred as a result of such action.

    Counterparts. This Agreement may be executed by the Parties in counterparts, which taken together are deemed one and the same instrument.

    Notice. All notices and other communications ("Notices") in respect of this Agreement shall be in writing and mailed or delivered to the address specified for the recipient thereof under such recipient's signature hereon or to such other address in the United States of America as shall be designated by any Party in a notice delivered in accordance with this Section 19. All Notices shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the intended recipient thereof and (ii)(A) if delivered by hand or by courier, when signed for by the intended recipient or (B) if delivered by mail, four Business Days after deposit thereof in the United States Mail, postage prepaid.

    Representations and Warranties.

      By Each Party. Each Party hereto hereby represents and warrants to each other Party that (i) the individual signing this Agreement on behalf of such Party is an authorized representative of such Party and (ii) it is fully authorized to execute and deliver and enter into and perform this Agreement and all instruments, agreements and other documents now or hereafter executed pursuant to, or otherwise in connection herewith, without any further or other consents or authorization from any Person.

      By Nonaffiliated Partner. Nonaffiliated Partner hereby represents and warrants that (i) it owns all legal and beneficial title to the Partnership Interest to be sold and transferred to General Partner in accordance with Section 1 hereof, (ii) it has all requisite power and authority to consummate the sale and transfer of its Partnership Interest to General Partner as contemplated hereby and by the Assignment of Partnership Interest, and (iii) except for Liens created under the Transaction Documents, it has not granted any security interest or pledge or otherwise granted or given any encumbrance of any type or character whatsoever in its Partnership Interest or any part thereof and has no knowledge of any such security interest, pledge or encumbrance.

      By General Partner. General Partner hereby represents and warrants, both as of the effectiveness of this Agreement and as of the Closing Date, that (i) without implying any characterization of any Partnership Interest as a "security" within the meaning of any applicable law relating to securities, General Partner is an "accredited investor" as defined in Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and General Partner is not purchasing the Nonaffiliated Partner's Partnership Interest with a view to the distribution thereof and (ii) the execution and delivery of this Agreement by General Partner, and the performance of its obligations under this Agreement by General Partner, and any other instruments and documents executed and delivered (or to be executed and delivered) by it herewith, do not and will not require any consent or approval of any person, entity, firm, court, or governmental authority or agency that has not been obtained, violate any law, rule, regulation, order, writ or judgment presently in effect having applicability to General Partner, or any provision of General Partner's organizational documents or bylaws, result in a breach or constitute a default under any indenture or loan or credit agreement or other material agreement to which the General Partner is a party or by which it is bound, or require any authorization, consent, approval, license, exemption from or filing or registration with any court or governmental department, commission, board, bureau, agency, officer or instrumentality or any other person or entity that has not been obtained.

    The representations and warranties set forth in this Section 20 shall survive the execution and delivery of this Agreement, the payments of the amounts specified herein and the performance of the New Transactions.

    Binding Effect. This Agreement is binding upon, and shall inure to the benefit of, the Parties hereto and their respective successors and assigns as well as all other Released Parties.

    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PROVISIONS THEREOF.

    Section 754 Election. Nonaffiliated Partner expressly agrees and acknowledges that General Partner shall have the right, which right shall be exercisable in General Partner's sole discretion, to make a Section 754 Election under the Code with respect to the purchase of the Partnership Interest contemplated hereby.

    Incorporation of Exhibits and Schedules. The Exhibits and Schedules hereto are incorporated herein by reference as if fully set forth herein.

[Signatures on Following Pages]

IN WITNESS WHEREOF, the Parties have subscribed their names as evidence and consent to their agreement with these terms.

BJ SERVICES EQUIPMENT, L.P.,

a Delaware limited partnership

By: BJ Services Company, U.S.A.,

a Delaware corporation,

its General Partner

By: /s/ Jeffrey E. Smith
Jeffrey E. Smith,

Vice President- Finance

and Chief Financial Officer

 Address: 4601 Westway Park Boulevard
Houston, Texas 77041

BJ SERVICES COMPANY, U.S.A.,

a Delaware corporation

By: /s/ Jeffrey E. Smith
Jeffrey E. Smith,

Vice President- Finance

and Chief Financial Officer

 Address: 4601 Westway Park Boulevard
Houston, Texas 77041

BJ SERVICES OPERATING & MAINTENANCE COMPANY, L.L.C.,

a Delaware limited liability company

By: BJ Services Company, U.S.A.,

a Delaware corporation,

its Sole Member

By: /s/ Jeffrey E. Smith
Jeffrey E. Smith,

Vice President- Finance

and Chief Financial Officer

Address: 4601 Westway Park Boulevard
Houston, Texas 77041

BJ SERVICES, L.L.C.,

a Delaware limited liability company

By: BJ Services Company, U.S.A.,

a Delaware corporation

its Sole Member

By: /s/ Jeffrey E. Smith
Jeffrey E. Smith,

Vice President- Finance

and Chief Financial Officer

 Address: 4601 Westway Park Boulevard
Houston, Texas 77041

BJ SERVICES COMPANY,

a Delaware corporation

By: /s/ Jeffrey E. Smith
Jeffrey E. Smith,

Vice President- Finance

and Chief Financial Officer

 Address: 4601 Westway Park Boulevard
Houston, Texas 77041

BANC OF AMERICA LEASING & CAPITAL, LLC (successor to BA Leasing & Capital Corporation), a Delaware limited liability company

By: /s/ Anita L. Garfagnoli

Anita L. Garfagnoli

Vice President

Address: 555 California Street, 4th Floor

San Francisco, CA 94104

TRANSIT LEASING CORPORATION,

a Delaware corporation

By: /s/ Anita L. Garfagnoli

Anita L. Garfagnoli

Vice President

Address: 555 California Street, 4th Floor

San Francisco, CA 94104

NATIONAL CITY COMMERCIAL CAPITAL COMPANY, LLC, an Indiana limited liability company (successor to National City Leasing Corporation, a Kentucky corporation)

By: /s/ Dawn M. Rufus

Dawn M. Rufus

Vice President

Address: 535 S. Main Street

Plymouth, MI 48170

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association (formerly known as First Security Bank, National Association), not in its individual capacity but solely as Nonaffiliated Partner Trustee

By: /s/ Val T. Orton

Val T. Orton

Vice President

Address: MAC U1228-120

299 South Main Street, 12th Floor

Salt Lake City, UT 84111

U.S. BANK, N.A. (as successor to State Street Bank and Trust Company), not in its individual capacity but solely as Indenture Trustee

By: /s/ Andrew Sitasky

Andew Sitasky

Vice President

Address: One Federal Street, 3rd Floor

Boston, MA 02110

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY, a Colorado corporation

By: /s/ Tad Anderson

Tad Anderson

A.V. P., Investments

By: /s/ J. G. Lowery

J. G. Lowery

A.V.P., Investments

Address: 8515 East Orchard Road, 3T2

Greenwood Village, CO 80111

AIG SUNAMERICA LIFE ASSURANCE COMPANY, an Arizona corporation (formerly known as, and doing business as, Anchor National Life Insurance Company

By: AIG Global Investment Corp.,

as investment advisor

By: /s/ Lorri White

Lorri White

Vice President

Address: 1 Sunamerica Center

Los Angeles, CA 90067-6022

SUNAMERICA LIFE INSURANCE COMPANY, an Arizona corporation (including as successor by merger to CalAmerica Life Insurance Company (formerly CalFarm Life Insurance Company) and to John Alden Life Insurance Company.

By: AIG Global Investment Corp.,

as investment advisor

By: /s/ Lorri White

Lorri White

Vice President

Address: c/o Sunamerica, Inc.

1 Sunamerica Center

Los Angeles, CA 90067-6022

AXA EQUITABLE LIFE INSURANCE COMPANY, a New York corporation (formerly known as The Equitable Life Assurance Society of the United States)

By: /s/ Teresa McCarthy

Teresa McCarthy

Investment Officer

Address: c/o AllianceBernstein L.P.

1345 Avenue of the Americas, 38th Floor

New York, NY 10105

AXA LIFE AND ANNUITY COMPANY,

a Colorado corporation (formerly known as The Equitable of Colorado, Inc.)

By: /s/ Teresa McCarthy

Teresa McCarthy

Investment Officer

Address: c/o AllianceBernstein, L.P.

1345 Avenue of the Americas, 38th Floor

New York, NY 10105

THE UNION CENTRAL LIFE INSURANCE COMPANY, an Ohio corporation

By: /s/ Andrew S. White

Andrew S. White

as Agent

Address: c/o The Bank of New York

One Wall Street, 6th Floor

New York, NY 10005-2502